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                                                                   EXHIBIT 10.44




                             SECOND AMENDMENT TO THE
                 AMENDED AND RESTATED STIPULATION OF SETTLEMENT


         This Second Amendment to the Amended and Restated Stipulation of Settlement (this "Amendment") is made as of March 15, 2002, by and between the Taylor Defendants (as defined in the Stipulation of Settlement described below) and the Estate Representative (as defined in the Stipulation of Settlement described below).

                                    RECITALS

         WHEREAS, the parties hereto have entered into that certain Stipulation of Settlement, as amended and restated as of October 10, 2001 (the "Stipulation of Settlement"); all capitalized terms used but not defined herein shall have the meaning set forth for such terms in the Stipulation of Settlement;

         WHEREAS, pursuant to the Stipulation of Settlement, the Estate Representative or the Taylor Defendants have the right to terminate the Stipulation of Settlement if certain conditions have not been satisfied or waived within a period of time ending on the one hundred eightieth (180th) day following the Stipulation Execution Date (the "Termination Date"); and

         WHEREAS, the Stipulation of Settlement contemplates, among other things, that Taylor Capital Group will be issuing: (1) the Trust Preferred Securities and (ii) a number of shares of TCG Common Stock representing 15% of the issued and outstanding TCG Common Stock (excluding treasury stock) as of their date of issuance and immediately after giving effect to their issuance (the "TCG Common Shares" and, together with the Trust Preferred Securities, the "Settlement Stock") to the Estate Representative;

         WHEREAS, the parties determined that it is in both of their interests to explore the possibility of the Taylor Defendants causing Taylor Capital Group to pursue an initial public offering of the Settlement Stock, as a possible alternative to said issuance; and

         WHEREAS, the parties have determined that it is therefore in both of their interests to extend the Termination Date.

         NOW, THEREFORE, in consideration of the above premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the Termination Date shall be May 10, 2002.
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                                    COUNSEL FOR THE ESTATE REPRESENTATIVE

                                    ROBERT F. COLEMAN & ASSOCIATES


                           By: /s/ Steven R. Jakubowski
                               -------------------------------------------------
                               Steven R. Jakubowski

                               Robert F. Coleman
                               Steven R. Jakubowski
                               Sean B. Crotty
                               Cassandra A. Crotty
                               77 West Wacker Drive, Suite 4800
                               Chicago, Illinois 60601
                               Telephone:  (312)444-1000
                               Facsimile:  (312)444-1028

                               Estate Representative's Lead Counsel and Chairman of Estate Representative's Executive Committee


                           COUNSEL FOR THE TAYLOR DEFENDANTS

                           MCDERMOTT, WILL & EMERY



                           By: /s/ Steven P. Handler
                               -------------------------------------------------
                               Steven P. Handler

                               Steven P. Handler
                               Steven H. Hoeft
                               David S. Rosenbloom
                               MCDERMOTT, WILL & EMERY
                               227 West Monroe Street
                               Chicago, Illinois 60606
                               Telephone:  (312)372-2000
                               Facsimile:  (312)984-7700

                               Counsel for the Taylor Defendants




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